                                                                  EXECUTION COPY
                                                                   Exhibit 10.40


                                 AMENDMENT No. 1
                            dated as of June 27, 2001

                                      among

                           AMERICREDIT BARCLAYS TRUST,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                      Individually and as Collection Agent,

                         AMERICREDIT FUNDING CORP. III,
                                  Individually

                       SHEFFIELD RECEIVABLES CORPORATION,
                                   as Company,

                                       and

                                 BANK ONE, N.A.,
                 as Collateral Agent and Securities Intermediary

                                       to

                     AMENDED AND RESTATED SECURITY AGREEMENT

                           dated as of August 31, 2000
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          AMENDMENT NO. 1 dated as of June 27, 2001 ("Amendment No. 1"), by and
                                                      ---------------
among AMERICREDIT BARCLAYS TRUST, a Delaware business trust, as debtor (in such capacity, the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware
               ------
corporation ("AmeriCredit"), individually and in its capacity as collection
              -----------
agent (in such capacity, the "Collection Agent"), AMERICREDIT FUNDING CORP. III,
                              ----------------
a Delaware corporation ("AFC III"), individually, SHEFFIELD RECEIVABLES
                         -------
CORPORATION, a Delaware corporation (the "Company") and BANK ONE, NA ("Bank
                                          -------                      ----
One"), individually and as collateral agent for the Secured Parties (in such
---
capacity, the "Collateral Agent") and as securities intermediary (in such
               ----------------
capacity, the "Securities Intermediary"), to the Amended and Restated Security
               -----------------------
Agreement dated as of August 31, 2000 (the "Security Agreement") among the
                                            ------------------
Debtor, AmeriCredit, AFC III, the Company and Bank One.

          WHEREAS, Section 9.2 of the Security Agreement permits amendment of the Security Agreement upon the terms and conditions specified therein; WHEREAS, the parties to the Security Agreement (the "Parties") wish to amend the Security Agreement.

          NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

     Sectiont 1.  Definitions. Each term used but not defined herein shall have
                  -----------
the meaning assigned to such term in the Security Agreement.

     Section 2.  Amendments to Section 1.1.
                 -------------------------

          (a) The definition of "Commitment Termination Date" is deleted in its entirety and replaced with the following:

          "Commitment Termination Date" means June 28, 2002, or such later date
           ---------------------------
          to which the Commitment Termination Date may be extended by the Debtor, the Agent and the Company not later than 30 days prior to the then current Commitment Termination Date.

          (b) Clause (xxii) of the definition of "Eligible Receivable" is deleted in its entirety and replaced with the following:

          "(xxii) in respect of which 210 days or less have elapsed since the date of its origination, or, in the case of the acquisition of receivables in conjunction with an optional purchase of Receivables from a public asset-backed securitization, in respect of which 180 days or less have elapsed since the date of transfer to the Debtor pursuant to the terms of the Master Receivables Purchase Agreement."

                                       1
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          (c) The definition of "Termination Date" is deleted in its entirety and replaced with the following:

          ""Termination Date" means the earliest of (i) that Business Day
            ----------------
          designated by the Debtor to the Agent as the Termination Date at any time following 60 days' written notice to the Agent, (ii) the date on which the Termination Date is declared or automatically occurs pursuant to Section 6.2 hereof, (iii) the Commitment Termination Date or (iv) the Purchase Termination Date."

     Section 3.  Amendments to Section 5.3. The fourth sentence of Section 5.3
                 -------------------------
is amended by deleting the reference to a short-term credit rating of "A-1+" therein and replacing it with a reference to a short-term credit rating of "A-1".

     Section 4.  Amendments to Section 6.1.
                 -------------------------

          (a) Section 6.1(h) is deleted in its entirety and is replaced with the following:

          "(h) [Intentionally Omitted]; or"

          (b) Section 6.1(o) is amended by deleting the reference to "$5,000,000" therein and replacing it with a reference to "$10,000,000".

          (c) Section 6.1(u) is amended by deleting the reference to "$500,000,000" therein and replacing it with a reference to "$800,000,000".

          (d) Section 6.1(v) is deleted in its entirety and is replaced with the following:

          "(v) either (i) the long-term senior unsecured debt of AmeriCredit Corp. is rated by either S&P or Moody's below B or Ba3, respectively, or (ii) if AmeriCredit Corp. is not so rated, the Agent acting at the direction of the Majority Owners, deems the creditworthiness of AmeriCredit Corp. to be equivalent to a rating below B/Ba3; or"

     Section 5.  Counterparts. This Amendment No. 1 to the Security Agreement
                 ------------
may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment No. 1 to the Security Agreement.

     Section 6.  Ratification of Security Agreement. Except as provided herein,
                 ----------------------------------
all provisions, terms and conditions of the Security Agreement shall remain in full force and effect. As amended hereby, the Security Agreement is ratified and confirmed in all respects.

                                       2
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     Section 7.  Entire Agreement. This Amendment No. 1 sets forth the entire
                 ----------------
agreement between the Parties with respect to the subject matter hereof, and this Amendment No. 1 supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date set forth on the first page hereof.


                                 AMERICREDIT BARCLAYS TRUST, as Debtor

                                 By: BANKERS TRUST (DELAWARE), not in its
                                  individual capacity but solely as Trustee


                                 By:  _______________________________
                                      Name:
                                      Title:


                                 AMERICREDIT FINANCIAL SERVICES, INC.,
                                  individually and as Collection Agent


                                 By:  _______________________________
                                      Name:
                                      Title:


                                 AMERICREDIT FUNDING CORP. III,
                                  individually


                                 By:  _______________________________
                                      Name:
                                      Title:
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                                       SHEFFIELD RECEIVABLES CORPORATION,
                                         as Company


                                       By:  _______________________________
                                          Name:
                                          Title:


                                       BANK ONE, N.A.,
                                         as Collateral Agent and as Securities
                                         Intermediary


                                       By:  _______________________________
                                          Name:
                                          Title:



ACKNOWLEDGED AND AGREED

BARCLAYS BANK PLC,


By:  _______________________________
     Name:
     Title: